                                                                    EXHIBIT 99.1

                             JOINT FILER INFORMATION

                            Other Reporting Person(s)

1.       BECKER DRAPKIN PARTNERS (QP), L.P.

           Item                                    Information
Name:                                  BECKER DRAPKIN PARTNERS (QP), L.P.

Address:                               500 Crescent Court, Suite 230, Dallas,
                                       Texas 75201

Designated Filer:                      Becker Drapkin Management, L.P.

Date of Event Requiring Statement      October 31, 2012
(Month/Day/Year):

Issuer Name and Ticker or Trading      Navarre Corporation [NAVR]
Symbol:

Relationship of Reporting Person(s)    Member of a 13(d) 10% Group
to Issuer:

If Amendment, Date Original Filed      Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:      Form filed by More than One Reporting
                                       Person

Signature:                             By:      Becker Drapkin Management, L.P.
                                       Its:     General Partner

                                       By:      BC Advisors, LLC
                                       Its:     General Partner

                                       By:      /s/ Ashley Sekimoto
                                                -------------------------------
                                       Name:    Ashley Sekimoto
                                       Title:   Attorney-in-Fact
                                       Date:    November 2, 2012

2.       BECKER DRAPKIN PARTNERS, L.P.

           Item                                    Information
Name:                                  BECKER DRAPKIN PARTNERS, L.P.

Address:                               500 Crescent Court, Suite 230, Dallas,
                                       Texas 75201

Designated Filer:                      Becker Drapkin Management, L.P.

Date of Event Requiring Statement      October 31, 2012
(Month/Day/Year):

Issuer Name and Ticker or Trading      Navarre Corporation [NAVR]
Symbol:

Relationship of Reporting Person(s)    Member of a 13(d) 10% Group
to Issuer:

If Amendment, Date Original Filed      Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:      Form filed by More than One Reporting
                                       Person

Signature:                             By:      Becker Drapkin Management, L.P.
                                       Its:     General Partner

                                       By:      BC Advisors, LLC
                                       Its:     General Partner

                                       By:      /s/ Ashley Sekimoto
                                                -------------------------------
                                       Name:    Ashley Sekimoto
                                       Title:   Attorney-in-Fact
                                       Date:    November 2, 2012

3.       BD PARTNERS II, L.P.

           Item                                    Information
Name:                                  BD PARTNERS II, L.P.

Address:                               500 Crescent Court, Suite  230, Dallas,
                                       Texas 75201

Designated Filer:                      Becker Drapkin Management, L.P.

Date of Event Requiring Statement      October 31, 2012
(Month/Day/Year):

Issuer Name and Ticker or Trading      Navarre Corporation [NAVR]
Symbol:

Relationship of Reporting Person(s)    Member of a 13(d) 10% Group
to Issuer:

If Amendment, Date Original Filed      Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:      Form filed by More than One Reporting
                                       Person

Signature:                             By:      Becker Drapkin Management, L.P.
                                       Its:     General Partner

                                       By:      BC Advisors, LLC
                                       Its:     General Partner

                                       By:      /s/ Ashley Sekimoto
                                                -------------------------------
                                       Name:    Ashley Sekimoto
                                       Title:   Attorney-in-Fact
                                       Date:    November 2, 2012

4.       BC ADVISORS, LLC
           Item                                    Information
Name:                                  BC ADVISORS, LLC

Address:                               500 Crescent Court, Suite 230, Dallas,
                                       Texas 75201

Designated Filer:                      Becker Drapkin Management, L.P.

Date of Event Requiring Statement      October 31, 2012
(Month/Day/Year):

Issuer Name and Ticker or Trading      Navarre Corporation [NAVR]
Symbol:

Relationship of Reporting Person(s)    Member of a 13(d) 10% Group
to Issuer:

If Amendment, Date Original Filed      Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:      Form filed by More than One Reporting
                                       Person

Signature:
                                       By:      /s/ Ashley Sekimoto
                                                -------------------------------
                                       Name:    Ashley Sekimoto
                                       Title:   Attorney-in-Fact
                                       Date:    November 2, 2012

5.       STEVEN R. BECKER

           Item                                    Information
Name:                                  STEVEN R. BECKER

Address:                               500 Crescent Court, Suite 230, Dallas,
                                       Texas 75201

Designated Filer:                      Becker Drapkin Management, L.P.

Date of Event Requiring Statement      October 31, 2012
(Month/Day/Year):

Issuer Name and Ticker or Trading      Navarre Corporation [NAVR]
Symbol:

Relationship of Reporting              Member of a 13(d) 10% Group
Person(s) to Issuer:

If Amendment, Date Original Filed      Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:      Form filed by More than One Reporting
                                       Person

Signature:
                                       By:      /s/ Ashley Sekimoto
                                                -------------------------------
                                       Name:    Ashley Sekimoto
                                       Title:   Attorney-in-Fact
                                       Date:    November 2, 2012

6.       MATTHEW A. DRAPKIN

           Item                                    Information

Name:                                  MATTHEW A. DRAPKIN

Address:                               500 Crescent Court, Suite 230, Dallas,
                                       Texas 75201

Designated Filer:                      Becker Drapkin Management, L.P.

Date of Event Requiring Statement      October 31, 2012
(Month/Day/Year):

Issuer Name and Ticker or Trading      Navarre Corporation [NAVR]
Symbol:

Relationship of Reporting              Member of a 13(d) 10% Group
Person(s) to Issuer:

If Amendment, Date Original Filed      Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:      Form filed by More than One Reporting
                                       Person

Signature:
                                       By:      /s/ Ashley Sekimoto
                                                -------------------------------
                                       Name:    Ashley Sekimoto
                                       Title:   Attorney-in-Fact
                                       Date:    November 2, 2012